Exhibit 10.10

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
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Company:                                                        Client: MedStrong International Corporation
                                                                --------
Healthscout News Service, A product of ScoutNews LLC, 83 East   Corporate Headquarters
Avenue, Suite 107, Norwalk, CT 06851                            500 Silver Spur Road, Suite 303
www.healthscoutnews.com                                         Rancho Palos Verdes, CA 90274
                                                                www.medstrong.com


................................................................ ..................................................................
Primary Contact:                                                Primary Contact:
Jay Helmer, Director of Business Development
203-855-1400 Ext 103                                            Attn: Bakey Farrar
jhelmer@healthscoutnews.com                                     Vice President of Communications
                                                                310-544-9900
David Rouatt, Managing Director                                 bakey_farrar@medstrong.com
203-855-1400 Ext 101
drouatt@healthscoutnews.com
                                                                Technical Contact:
                                                                Van Lam
Technical Contact:                                              van_lam@warrantech.com
Scott Roberts, Technical Producer
203-855-1400 Ext
sroberts@healthscoutnews.com
................................................................ ..................................................................

AGREEMENT, made as of the 28th day of January 2001, by and between The Healthscout News Service, a product of ScoutNews LLC. a Delaware corporation with a place of business at 83 East Avenue, Suite 107, Norwalk, CT 06851 (The Company), and MedStrong International Corporation (The Affiliate) a ________ corporation with a place of business at 500 Silver Spur Road, Suite 303 Rancho Palos Verdes, CA 90274

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A.       HealthScout News Feed
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Affiliate will license HealthScout Health News, FDA Approvals and news letter content for use on the Affiliate's URL, and will utilize and store the news feed content on the Affiliate's server. The HealthScout news feed will include the following:

1. Daily feed of "Today's Top Stories", "WebSCOUT/Today's Health Headlines" and `FYI"
2.  Daily Subsets of these feeds: [see Exhibit A]
3.  Daily feed of FDA Approvals
4.  Topic flags, for use to incorporate the stories with the Affiliate service
5.  Twelve months of story archives

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B.       DESCRIPTION OF SERVICES TO BE PROVIDED BY AFFILIATE
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1.  Arrange for receipt of the HealthScout News Service standard  formatted news feed by FTP or HTTP, in xml or name/value pair format..
2. Provide HealthScout News Service ATTRIBUTION on articles displayed on the Affiliate's server and additional HealthScout news branding, as mutually agreed.
3. Obtain PRIOR WRITTEN CONSENT from HealthScout for any translation, editing or redistribution of content, except for the use of newsletter content being sent to individuals.
4.  Pay HealthScout QUARTERLY licensing fees on a timely basis.


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C.       HEALTHSCOUT NEWS SERVICE FEES
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1.  Affiliate  will pay a monthly fee of $1,000 for the news feed for use on two
    MedStrong company urls's.
2. Affiliate will pay an additional 10% per url per month when implemented (example: 3 urls = $1,100 per month).
3.  Affiliate will pay an initial ONE-TIME SET-UP FEE OF $250.00.
4.  FEES ARE PAYABLE QUARTERLY, BILLED AT THE START OF EACH CALENDAR QUARTER
5. The news feed will commence when The HealthScout News Service receives a signed contract with an initial 3-month payment and set-up fee. PAYMENT SHOULD BE MADE OUT TO SCOUTNEWS LLC AND SENT ATTENTION: ANDREW SHERMAN, CFO, SCOUTNEWS LLC, 2150 JOSHUA'S PATH, SUITE 102, HAUPPAUGE, NY 11788.
6. News feeds, which commence during a quarter, will require the initial 3-month payment. Over-payments for the initial quarter will be reconciled in the next quarterly billing. Amounts will be calculated on a daily pro-rata basis.

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1.       TERM
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This term of this Agreement shall be for one (1) year commencing on February 1,
2002. Thereafter, this Agreement shall automatically renew annually at the same terms and conditions unless either party gives the other party written notice of an intention not to renew at least sixty (60) days prior to the end of the then-current term.

However, either party also may terminate this Agreement at any time as follows:

1. Upon thirty days written notice to the other party of a material breach by such other party, provided that if the breach is cured within said notice period this Agreement shall continue in full force and effect.
2. Immediately upon written notice to the other party in the event such other party admits in writing its inability to pay its debts as they become due, becomes the subject of any voluntary or involuntary bankruptcy proceeding that is not dismissed within sixty (60) days, or makes an assignment for the benefit of its creditors.








            The HealthScout News Service, a Service of ScoutNews LLC
                  83 East Avenue, Suite 105, Norwalk, CT 06851
                                  203-855-1400

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E.       OWNERSHIP OF CONTENT
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HealthScout owns all right,  title and interest in and to all content  furnished to  Affiliate,  as well as to all aspects of the  HealthScout  name and service.
HealthScout  Content  shall  bear  the  logo,   copyright  notice(s)  and  other
reservation of rights notices or legends provided by HealthScout. Content furnished by Company shall be used by Affiliate solely for the information of its visitors to the Affiliate URL. Affiliate shall not otherwise publish, distribute, use or make available any such Company Content for any other purpose, without ADVANCE WRITTEN CONSENT from Company.

News feed content supplied by HealthScout will include a transparent 1-pixel GIF image used to track page views. The GIF image may not be removed or altered by Affiliate.

Affiliate may not solicit or encourage other sites or services to link directly to the Company Content on Affiliate's site without the prior written consent of Company. To the extent technologically feasible, Affiliate shall not permit Any third party to frame Affiliate's site such that any Company Content appears on the same screen as such third party's site or service. To the extent that it is not technologically feasible to prevent such framing, Affiliate shall cooperate with Company in causing such third party to cease and desist from such framing.


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F.       TERMS OF USE OF NEWS FEED/CONTENT.
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All Company Content  furnished by Company shall be used by Affiliate  solely for the  information of its service  customers/site  visitors.  All Company  Content
furnished  by  Company,   including  article  headline   listings,   shall  bear
attribution, the logotype (and/or Company name), copyright notice(s) and other reservation of rights notices or legends furnished by Company with such Company
Content   (which  shall  include  a   prohibition   against   republication   or
redistribution), and none of the foregoing shall be removed or altered by Affiliate.

As between the parties hereto, Company owns all right, title and interest in and to all Company Content furnished to Affiliate, as well as to all aspects of the HealthScout name and service, including but not limited to the software and algorithms that operate said service.

Affiliate shall not build archival files for any commercial purposes using any Company Content, and none shall be held in Affiliate's computers or stored in any other medium for longer than the contract term. Affiliate agrees to retain no more than twelve (12) months of archives. If Affiliate wishes to include the HealthScout service or any portion thereof into a commercial archived product, both parties agree to negotiate in good faith an addendum to this Agreement to cover such activity.

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G.       WITHDRAWAL OF SERVICE.
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Company  may  cancel  all or part of its  services  hereunder  if the  provision thereof (a) becomes the subject of a claim of infringement of any third party's rights, (b) depends upon an agreement between Company and a third party and that agreement is terminated, or (c) is adjudicated to be illegal or contrary to any applicable law or public policy. If this paragraph applies, Company's maximum liability shall be the refund of any advance amounts paid by Affiliate for the cancelled portion of the services. In the event of a cancellation of the services in whole or in part, notwithstanding any other provision herein to the contrary, the Company shall refund that amount of prepaid fees applicable to the cancelled service and Affiliate shall be relieved on any payment obligation relating to such cancelled service on an ongoing basis.



            The HealthScout News Service, a Service of ScoutNews LLC
                  83 East Avenue, Suite 105, Norwalk, CT 06851
                                  203-855-1400

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H.       CONFIDENTIALITY
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In the course of performance of this Agreement, each party may acquire knowledge or information  that the other party  reasonably  designates as confidential and
proprietary,   including  but  not  limited  to  access  to  software  or  other information about the operation of the Healthscout service. Each party agrees to hold all such information in strict confidence, and not to disclose any such information to third parties or use any such information for its own benefit. This paragraph shall not apply to information that: (a) the receiving party possesses prior to acquiring it from the other; (b) becomes available to the public or trade through no violation by the receiving party of this paragraph;
(c) is given to the receiving party by a third party not under a confidentiality obligation to the disclosing party; or (d) is developed by the receiving party independently of and without reliance on confidential or proprietary information provided by the disclosing party.


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I.       LIMITATION OF LIABILITY.
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         (a) Company  shall use  commercially  reasonable  efforts to insure the accuracy of the Company Content it furnishes, but does not guarantee the sequence, accuracy or completeness of any such Company Content and shall not be liable in any way to Affiliate, its customers or anyone else who may use the information or content or to whom the information or content may be furnished, for any delays, inaccuracies, unavailability, errors or omissions there from or in the transmission or delivery of all or any party thereof or for any damage arising there from or occasioned thereby unless due to the gross negligence or willful misconduct of Company.

         (b) Except as otherwise expressly stated in this Agreement, COMPANY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL COMPANY BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, PUNITIVE, SPECIAL OR ANY OTHER DAMAGES ARISING FROM THE UNAVAILABILITY OF THE COMPANY CONTENT OR THE CO-BRANDED SITE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE.

         (c) In no event shall either party be liable to the other or anyone else for any consequential, punitive, special, indirect or any other damages arising from the availability, use of, or reliance upon any information or content furnished hereunder, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

         (d) Notwithstanding anything to the contrary contained herein, in no event will the aggregate liability of Company exceed the total amount of the compensation actually paid to it hereunder during the twelve (12) months immediately prior to the date on which the alleged damages were claimed to have been incurred, regardless of the form of action.


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J.       INDEMNIFICATION.
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         (a) Affiliate will  indemnify,  defend and hold harmless  Company,  its officers, employees, directors, affiliated companies and agents from and against any and all third-party claims, actions, demands and lawsuits ("Claims") and all
resulting  costs,  liabilities,   damages  and  expenses,  including  reasonable
attorneys' fees ("Costs") arising out of (i) allegations that information and content furnished by Affiliate hereunder violates the rights of any third party; provided that the relevant claim does not arise from any modification by Company or any other person not under Affiliate's control, or (ii) Affiliate's violation of any term, condition, representation or warranty herein.




            The HealthScout News Service, a Service of ScoutNews LLC
                  83 East Avenue, Suite 105, Norwalk, CT 06851
                                  203-855-1400

         (b) Company shall indemnify, defend and hold harmless Affiliate, its officers, employees, directors, affiliated companies and agents from and against any and all third-party Claims and all resulting Costs arising out of: (i) allegations that information and content furnished by Company hereunder violates the rights of any third party; provided that the relevant claim does not arise from any modification by Affiliate or any other person not under Company's control, or (ii) Company's violation of any term, condition, representation or warranty herein.

         (c) Each party shall give the other prompt notice of any claim covered by this Section, and the indemnifying party shall have the right and duty to assume the control of the defense thereof with counsel reasonably acceptable to the other party. The indemnified party may take part in the defense at its own expense after the indemnifying party assumes the control thereof.


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K.       FORCE MAJEURE.
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Neither party shall be liable for failure to perform hereunder due to acts of war, public enemy, government, or any person engaged in subversive activity, riot or sabotage; due to Acts of God, including but not limited to fire, flood, storm, accident, explosion or other catastrophe, casualties, epidemic or quarantine restrictions; due to strikes or other labor stoppages, slowdowns or disputes; or due to delays by suppliers of material or services, inability to obtain transportation, or any other cause beyond its reasonable control whether similar or dissimilar to any cause listed herein. In the event of such delay, the affected party shall promptly notify the other, and the parties shall consult for the purpose of taking whatever remedial action is mutually deemed appropriate.

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I.       GENERAL
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The parties to this Agreement are independent contractors. Except as otherwise expressly provided herein, nothing herein creates any joint venture, partnership, agency, employment, fiduciary or other relationship between the parties, and neither party is authorized to make contracts or commitments in the name of or on behalf of the other without the other party's prior written approval.

This Agreement shall be governed by the laws of the State of Connecticut without regard to principles of conflicts of laws.


For:     AFFILIATE                                    Signed:
                   -------------------------------           -------------------

Name:                                                 Date:
     ----------------------------------------------          -------------------

Title:
     ----------------------------------------------

For:   SCOUTNEWS LLC AND THE HEALTHSCOUT NEWS SERVICE   Signed:
                                                               -----------------

Name:  DAVID A. ROUATT                                  Date:
                                                               -----------------


Title: MANAGING DIRECTOR



            The HealthScout News Service, a Service of ScoutNews LLC
                  83 East Avenue, Suite 105, Norwalk, CT 06851
                                  203-855-1400

Exhibit A:  News Feed Content to be Supplied to Affiliate
---------------------------------------------------------


                             Daily News Feed
                             ------------------------------
Description                  Today's Top Stories: 8-10 stories each day
                             -------------------
                             that covers the latest in the health world.
                             These are articles that are timely, written for the consumer who wants up-to-the-minute news about health and medicine.

                             Today's Health Headlines:
                             ------------------------ A daily news roundup of
                             breaking stories in the world of health.

                             FYI: Three short helpful hints about your
                             ----
                             health each day.


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Story                        15+ stories per day
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Headline                     Yes: all stories
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Blurb                        Yes: all stories
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Topic Flags                  800+
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Editor's Message             N/A
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Graphics                      1 graphic per lead news story
                             (approximately 4 per day)
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Format                        XML
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Delivery                     Clients downloads news feed file using FTP
                             or HTTP protocol
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            The HealthScout News Service, a Service of ScoutNews LLC
                  83 East Avenue, Suite 105, Norwalk, CT 06851
                                  203-855-1400